UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 8, 2007

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway New York, New York 10018
(Address of principal executive offices)
(212) 642-3860
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 8, 2007, Jones Apparel Group, Inc. (“Jones”) entered into an amended and restated definitive stock purchase agreement (the “Amended and Restated Stock Purchase Agreement”) among Jones, its wholly owned subsidiary Jones Apparel Group Holdings, Inc., its indirect wholly owned subsidiary Barneys New York, Inc. (“Barneys”), Istithmar Bentley Holding Co. and Istithmar Bentley Acquisition Co.  The Amended and Restated Stock Purchase Agreement amends and restates the Stock Purchase Agreement dated June 22, 2007, filed on Form 8-K on June 22, 2007.  The Amended and Restated Stock Purchase Agreement provides for Jones to sell Barneys to an affiliate of Istithmar PJSC, a Dubai based private equity and alternative investment house, for $942.3 million in cash, subject to certain purchase price adjustments.

Under the terms of the Amended and Restated Stock Purchase Agreement, Jones no longer may accept proposals to acquire Barneys or terminate the Amended and Restated Stock Purchase Agreement for a superior proposal.  Jones expects that the closing of the sale of Barneys to Istithmar PJSC will occur in the third quarter of 2007.

The foregoing summary of the Amended and Restated Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the definitive Amended and Restated Stock Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01  Other Events

On August 8, 2007, Jones issued a press release, a copy of which is attached as Exhibit 99.1 to this report, announcing the signing of the Amended and Restated Stock Purchase Agreement.

On August 9, 2007, Jones issued a press release, a copy of which is attached as Exhibit 99.2 to this report, announcing that the period under the Amended and Restated Stock Purchase Agreement during which Fast Retailing Co., Ltd. could make a new proposal to acquire Barneys had expired and that Fast Retailing Co., Ltd. did not amend its offer.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
10.1
Amended and Restated Stock Purchase Agreement dated August 8, 2007 among Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Barneys New York, Inc., Istithmar Bentley Holding Co. and Istithmar Bentley Acquisition Co.

99.1	Press Release of the Registrant dated August 8, 2007.
99.2	Press Release of the Registrant dated August 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant)

	By:	/s/ Ira M. Dansky
Ira M. Dansky
Executive Vice President General Counsel and Secretary

Date: August 10, 2007

Exhibit Index

Exhibit No.	Description
10.1
Amended and Restated Stock Purchase Agreement dated August 8, 2007 among Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Barneys New York, Inc., Istithmar Bentley Holding Co. and Istithmar Bentley Acquisition Co.

99.1	Press Release of the Registrant dated August 8, 2007.
99.2	Press Release of the Registrant dated August 9, 2007.